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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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ENTERCOM COMMUNICATIONS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTERCOM COMMUNICATIONS CORP.
401 City Avenue, Suite 409
Bala Cynwyd, Pennsylvania 19004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

        The Annual Meeting of Shareholders of Entercom Communications Corp. (the "Company") will be held at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085 on Thursday, May 15, 2003 at 10:00 a.m., for the following purposes:

  1.
  To elect two Class A directors each for a one year term expiring at the 2004 annual meeting;

  2.
  To elect five directors, in addition to Class A directors, each for a one year term expiring at the 2004 annual meeting; and

  3.
  To transact such other business as may properly come before the annual meeting or any adjournments thereof.

        If you were a shareholder of record of our Class A common stock, par value $.01 per share, or Class B common stock, par value $.01 per share, at the close of business on March 21, 2003, you may vote at the annual meeting as set forth in this proxy statement.

By Order of the Board of Directors,

John C. Donlevie Secretary
Bala Cynwyd, Pennsylvania April 9, 2003

Please promptly complete, date, sign and return the enclosed proxy card whether or not you plan to attend the meeting.

For directions to the meeting, please refer to Appendix B of the Proxy Statement.

ENTERCOM COMMUNICATIONS CORP.
401 City Avenue, Suite 409
Bala Cynwyd, Pennsylvania 19004

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
May 15, 2003

        The Annual Meeting of Shareholders of Entercom Communications Corp. will be held at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085 on Thursday, May 15, 2003 at 10:00 a.m.

ABOUT THIS PROXY STATEMENT

        Our Board of Directors has sent you this proxy statement to solicit your vote at the 2003 annual meeting of shareholders, including any adjournment or postponement thereof (the "Annual Meeting"). We will pay all expenses incurred in connection with this proxy solicitation. In addition to mailing this proxy statement to you, we have hired Georgeson Shareholder to be our proxy solicitation agent for a fee of approximately $6,500 plus expenses. We also may make additional solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners. In this proxy statement we summarize information that we are required to provide to you under the Securities and Exchange Commission rules. This proxy statement is designed to assist you in voting your shares. The proxy materials are first being mailed on or about April 11, 2003 to all shareholders of record of our Class A and Class B common stock, par value $.01 per share, at the close of business as of March 21, 2003.

        Unless the context requires otherwise, all references in this proxy statement to Entercom Communications Corp., "Entercom," "we," "us," "our" and similar terms, refer to Entercom Communications Corp. and its consolidated subsidiaries, excluding Entercom Communications Capital Trust.

PROPOSALS

        At the Annual Meeting, our shareholders will be asked to vote upon the following Proposals:

    •
    Proposal 1:    Election of Class A Directors.    The Board of Directors has nominated the following two persons to stand for election as a Class A directors with one-year terms expiring at the 2004 annual meeting: David J. Berkman and Lee Hague.

    •
    Proposal 2:    Election of Directors Other Than Class A Directors.    The Board of Directors has nominated the following five persons to stand for election as directors with one-year terms expiring at the 2004 annual meeting: Joseph M. Field, David J. Field, John C. Donlevie, Herbert Kean and Edward H. West.

INFORMATION ABOUT VOTING

        If you are a shareholder of record of our Class A common stock as of the close of business on March 21, 2003, you may vote your shares:

    •
    By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies.They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

    •
    FOR all of the nominees of the Board of Directors as Class A Directors;

    •
    FOR all of the nominees of the Board of Directors as directors other than Class A Directors; and

    •
    at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting; or
  •
  In Person: You may attend the Annual Meeting and vote in person.

        If you are a shareholder of record of our Class B common stock as of the close of business on March 21, 2003, you may vote your shares:

  •
  By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

  •
  FOR all of the nominees of the Board of Directors as directors other than Class A Directors; and

  •
  at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting; or
  •
  In Person: You may attend the Annual Meeting and vote in person.

        You may revoke your proxy before it is voted at the meeting if you: (i) send a written notice of revocation dated after the proxy date to our Corporate Secretary; (ii) send our Corporate Secretary a later dated proxy for the same shares of common stock; or (iii) attend the Annual Meeting and vote in person.

        The address for our Corporate Secretary is Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania, 19004, Attention: John C. Donlevie, Secretary.

VOTING SECURITIES

        Our Amended and Restated Articles of Incorporation (the "Charter") provide that each share of Class A common stock is entitled to one vote and that each share of Class B common stock is entitled to ten votes, except: (i) any share of Class B common stock not voted by either Joseph M. Field or David J. Field, in their own right or pursuant to a proxy, is entitled to one vote; (ii) the holders of Class A common stock, voting as a single class, are entitled to elect two Class A directors; (iii) each share of Class B common stock is entitled to one vote with respect to certain "Going Private Transactions" (as defined in the Charter); and (iv) as required by law. Therefore, only shareholders of our Class A common stock at the close of business on March 21, 2003, will be entitled to vote on Proposal 1, while shareholders of our Class A common stock and our Class B common stock at the close of business on March 21, 2003 will be entitled to vote on Proposal 2.

        At the close of business on March 21, 2003, there were 40,572,345 outstanding shares of our Class A common stock and 9,311,805 outstanding shares of our Class B common stock. Each share of Class B common stock voted by Joseph M. Field or David J. Field with respect to any proposal other then Proposal 1 is entitled to ten votes. Any shareholders of our Class C common stock, par value $.01 per share, would not be entitled to vote on these proposals.

INFORMATION ABOUT QUORUM AND REQUIRED VOTES

        The presence in person or by proxy of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter or proposal to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter or proposal. Assuming a quorum is present, votes on the proposals will be tallied as follows:

    •
    Proposal 1:    Election of Class A Directors. The two persons nominated for Class A director receiving the most votes from shares of Class A common stock will be elected.

    •
    Proposal 2:    Election of Directors Other Than Class A Directors. The five persons nominated as directors other than Class A directors receiving the most votes from all shares of Class A common stock and Class B common stock will be elected.

        Unless otherwise required by our bylaws or by applicable law, approval of any other matter properly presented for a vote at the meeting will require the affirmative vote of a majority of the votes cast by all holders of Class A common stock and Class B common stock present in person or by proxy; provided that if any shareholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class who are present in person or by proxy.

        Shares of our common stock represented by proxies that are marked "withhold authority" or are marked "abstain," or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Broker non-votes occur when a nominee holding shares of our common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise discretionary authority with respect thereto. With respect to any matter to be decided by a plurality (such as the election of directors) or a majority of the votes cast at the meeting, proxies marked "withhold authority" or marked "abstain," or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting and will have no effect on the outcome of such vote.

INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE

        You should rely only on the information contained in this proxy statement. We have not authorized anyone to give any information or to make any representations in connection with this proxy solicitation other than those contained in this proxy statement. You should not rely on any information or representation not contained in this proxy statement. You should not infer under any circumstances that because of the delivery to you of this proxy statement there has not been a change in the facts set forth in this proxy statement or in our affairs since the date on this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and the accompanying material may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not statements of historical facts, but rather reflect our current expectations concerning future results and events. You can identify these forward-looking statements by our use of words such as "anticipates," "believes," "continues," "expects," "intends," "likely," "may," "opportunity," "plans," "potential," "project," "will," and similar expressions to identify forward-looking statements, whether in the negative or the affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations. These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond our control, which could cause actual results to differ materially from those forecast or anticipated in such forward-looking statements.

        You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this proxy statement. We undertake no obligation to update these statements or publicly release the result of any revisions to these statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

PROPOSALS

PROPOSAL 1
ELECTION OF CLASS A DIRECTORS

DESCRIPTION OF PROPOSAL

        Two Class A directors will be elected at the 2003 annual meeting to serve until the 2004 annual meeting. The two nominees of the Board of Directors are David J. Berkman and Lee Hague. Both David J. Berkman and Lee Hague are incumbent Class A directors. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the Board of Directors.

BOARD OF DIRECTORS' NOMINEES FOR CLASS A DIRECTORS

        The table below contains certain biographical information about these nominees.

David J. Berkman Director since 1999 Age: 41	David J. Berkman has served as one of our directors since the consummation of our initial public offering in January 1999. He is the Managing Partner of Liberty Associated Partners, LP, a venture capital firm primarily engaged in the telecommunications, media and internet market segments. Liberty Associated Partners, LP was founded by principals of The Associated Group, Inc. which, prior to its sale in 2000, was a multi-billion dollar publicly-traded owner and operator of communications related businesses of which Mr. Berkman was Executive Vice President. He also currently serves on the Boards of Directors of Internet Capital Group, Inc., Clearwire, Inc., V-Span, Inc., the Philadelphia Regional Performing Arts Center and the Franklin Institute. Mr. Berkman has a B.S. from the Wharton School of the University of Pennsylvania.

Lee Hague Director since 1980 Age: 57	Lee Hague has served as one of our directors since 1980. Mr. Hague is currently the Chairman of the Board and Chief Executive Officer of Aspect Holdings, Inc. Prior to joining Aspect Holdings Inc. in 1998, he served as President of Hague & Company over a period of 20 years. He has served as an independent consultant to various broadcasting groups and has provided financial advisory and media brokerage services to the industry. Mr. Hague has over 20 years' experience in the radio industry. He has a B.S. from Northwestern University and an M.M. from the J.L. Kellogg Graduate School of Management, Northwestern University.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors unanimously recommends that you vote "FOR" each of the nominees of the Board of Directors listed above.

PROPOSAL 2
ELECTION OF OTHER DIRECTORS

DESCRIPTION OF PROPOSAL

        Five other directors will be elected at the 2003 annual meeting to serve until the 2004 annual meeting. The five nominees are Joseph M. Field, David J. Field, John C. Donlevie, Herbert Kean and Edward H. West. Each of the nominees is an incumbent director. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the Board of Directors.

BOARD OF DIRECTORS' NOMINEES FOR OTHER DIRECTORS

        The table below contains certain biographical information about these nominees.

Joseph M. Field Chairman of the Board Director since 1968 Age: 71	Joseph M. Field founded Entercom in 1968 and has served as Chairman of the Board since our inception. Mr. Field served as our Chief Executive Officer since our inception until May 3, 2002. In addition, Mr. Field served as our President since our inception until September 1998. Before entering the broadcasting business, he practiced law for 14 years in New York (including service as an Assistant United States Attorney) and Philadelphia. Mr. Field served on the Board of Directors of the National Association of Broadcasters for the years 1992 through 1996. He currently serves on the Boards of Directors of The Philadelphia Orchestra, the Curtis Institute of Music, The Mary Louise Curtis Bok Foundation, the Settlement Music School, the American Interfaith Institute, the National Liberty Museum, the Jewish Education and Vocational Service (JEVS), and the Philadelphia Chamber Music Society. Mr. Field has a B.A. from the University of Pennsylvania and an L.L.B. from Yale Law School. Mr. Field is the father of David J. Field.

David J. Field President and Chief Executive Officer Director since 1995 Age: 40	David J. Field has served as our Chief Executive Officer since May 3, 2002, our President since 1998, and one of our directors since 1995. He also served as our Chief Operating Officer from 1996 to 2002 and Chief Financial Officer from 1992 to 1998. Mr. Field joined us in 1987 and served as our Director of Finance and Corporate Development from 1987 to 1988, Vice President—Finance and Corporate Development from 1988 to 1992, Vice President—Operations and Chief Financial Officer from 1992 to 1995 and Senior Vice-President—Operations and Chief Financial Officer from 1995 to 1996. Prior to joining us, he was an investment banker with Goldman, Sachs & Co. Mr. Field currently serves on the Boards of Directors of the National Association of Broadcasters, the Radio Advertising Bureau, the Philadelphia Zoo and The Wilderness Society. He has a B.A. from Amherst College and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Field is the son of Joseph M. Field.

John C. Donlevie Executive Vice President, Secretary, and General Counsel Director since 1989 Age: 56	John C. Donlevie has served as our Executive Vice President, General Counsel and one of our directors since 1989, our Secretary since 1998 and was our Vice President—Legal and Administrative from 1984 to 1989. Prior to joining us in 1984, Mr. Donlevie practiced law for 11 years, most recently as Corporate Counsel of Ecolaire Incorporated in Malvern, Pennsylvania. He has a B.S. in Engineering from Drexel University and a J.D. from Temple University School of Law.

Herbert Kean Director since 1968 Age: 71	Herbert Kean has served as one of our directors since our inception. In addition, he served as our Secretary from our inception until 1984. Herbert Kean is currently a medical physician in private practice in the Philadelphia area. He has a B.S. from the University of Pennsylvania and an M.D. from Hahnemann University. He is a clinical professor at Thomas Jefferson University Medical College and Chairman of the Public Health Committee of the Philadelphia County Medical Society.

Edward H. West Director since 2003 Age: 36	Edward H. West has served as one of our directors since April 2003. Mr. West currently serves as Chairman of the Board and Chief Executive Officer of ICG Commerce Inc., positions he has held since May 2002. Previously, Mr. West served as President and Chief Operating Officer of Internet Capital Group, Inc. ("ICG") from December 2001 through May 2002 and Chief Financial Officer of ICG from September 2000 through April 2002. Prior to joining ICG, Mr. West held various management positions at Delta Air Lines, Inc. ("Delta") from June 1994 until August 2000. Most recently, from September 1999 through August 2000, Mr. West was Executive Vice President and Chief Financial Officer of Delta. Mr. West has a B.A. from the Goizueta School of Business at Emory University.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors unanimously recommends that you vote "FOR" each of the nominees of the Board of Directors listed above.

MANAGEMENT INFORMATION

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Presently, there are eight members on our Board of Directors, including each of the nominees named herein and Marie H. Field, who has decided not to stand for reelection. Five of the eight directors are neither officers nor employees of our company. The Board of Directors met six times in 2002. Our Board of Directors has adopted certain standing committees including: (i) an Audit Committee; (ii) a Compensation Committee; and (iii) a Nominating Committee.

  Audit Committee

        The Audit Committee consists of Lee Hague, Chairman, David J. Berkman and Herbert Kean, each of whom is independent as the term independence is defined in Section 303.01 (B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Audit Committee met six times in 2002. On March 31, 2003, the Board of Directors amended and restated the charter of the Audit Committee. A copy of the Amended and Restated Audit Committee Charter is attached as Appendix A.

  Compensation Committee

        The Compensation Committee consists of David J. Berkman, Chairman, Lee Hague and Herbert Kean. The Compensation Committee met six times in 2002. The Compensation Committee conducts a general review of our compensation plans to ensure that they meet corporate objectives, including review and approval of all compensation paid to our executive officers. The responsibilities of the Compensation Committee also include administering and interpreting our Employee Stock Purchase Plan and the Entercom 1998 Equity Compensation Plan, including selecting the officers, employees and other qualified recipients who will be granted awards under the Entercom 1998 Equity Compensation Plan.

        Compensation Committee Interlocks And Insider Participation.    None of the members of the Compensation Committee was at any time during the year ended December 31, 2002 an officer or employee of the Company. Except for Herbert Kean, who was Secretary of the Company from our inception through 1984, no other member of the Compensation Committee was at any time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

  Nominating Committee

        The Nominating Committee consists of Lee Hague, Chairman, and David J. Berkman. The Nominating Committee met three times in 2002. The Nominating Committee is responsible for the recommendation of criteria for selection of Board members and assisting the Board in identifying candidates for the Board of Directors. The Nominating Committee will consider nominees recommended by shareholders. Shareholders should submit any such recommendations to our Corporate Secretary in accordance with the procedures described in this Proxy Statement under the heading "Shareholder Proposals For 2004 Annual Meeting."

  Attendance

        Each incumbent director attended at least 75% of the aggregate of the meetings of both the Board of Directors and the meetings of the committee(s) on which such director served during 2002.

EXECUTIVE OFFICERS

        The table below sets forth certain information regarding those persons currently serving as our Executive Officers. Biographical information on David J. Field, President and Chief Executive Officer, Joseph M. Field, Chairman of the Board, and John C. Donlevie, Executive Vice President, Secretary and General Counsel, is included above in the section entitled "Board of Directors Nominees For Other Directors."

Name and Title	Age	Prior Business Experience

David J. Field President and Chief Executive Officer	40	See "Board of Directors Nominees For Other Directors" above.

Joseph M. Field Chairman of the Board	71	See "Board of Directors Nominees For Other Directors" above.

John C. Donlevie Executive Vice President, Secretary and General Counsel	56	See "Board of Directors Nominees For Other Directors" above.

Stephen F. Fisher Executive Vice President and Chief Financial Officer	50
		Stephen F. Fisher has served as our Chief Financial Officer since 1998 and our Executive Vice President since 2000. He also served as our Senior Vice President from 1998 to 2000. Prior to joining us, Mr. Fisher was a Managing Director with a private equity firm located in Bala Cynwyd, Pennsylvania. From 1978 to 1994, Mr. Fisher held numerous operational and financial management positions with Westinghouse Broadcasting Company (now part of Viacom Inc.), including the positions of Executive Vice President, General Manager of their Los Angeles news radio station and Controller of the Radio Group. He has an M.A. from Bob Jones University and an M.B.A. from the University of South Carolina.

COMPENSATION INFORMATION

DIRECTOR COMPENSATION

        Our non-employee directors receive a fee of $2,000 for each Board meeting that they attend in person, $1,000 for each committee meeting that they attend in person and $500 for each telephonic meeting of the Board or a committee in which they participate. The chairman of the Compensation Committee and Audit Committee each receive an additional payment of $5,000 for their services on such committees. In addition, during 2003, Marie H. Field, Lee Hague, Herbert Kean, David J. Berkman and Edward H. West each received stock options under the Entercom 1998 Equity Compensation Plan.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table provides summary information concerning compensation paid to or earned by our Chief Executive Officer and our other most highly compensated executive officers for services rendered during the years ended 2002, 2001 and 2000 (the "Named Executive Officers"):

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus (1)	Other	Value of Restricted Stock Awards	Number of Securities Underlying Options Granted
David J. Field, President and Chief Executive Officer	2002 2001 2000	$550,000 450,000 450,000	$500,000 267,000 350,000	(2)	— — —	133,333 100,000 100,000
Joseph M. Field, Chairman of the Board	2002 2001 2000	550,000 600,000 600,000	250,000 267,000 400,000	(2)	— — —	133,333 100,000 100,000
Stephen F. Fisher, Executive Vice President and Chief Financial Officer	2002 2001 2000	325,000 300,000 300,000	300,000 175,000 200,000	(2)	$184,400(3) — —	66,667 50,000 75,000
John C. Donlevie, Executive Vice President, Secretary and General Counsel	2002 2001 2000	272,500 265,000 265,000	100,000 100,000 150,000	(2)	— — —	33,333 25,000 25,000

(1)
Includes amounts accrued during the year presented but paid in the subsequent year.
(2)
Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.
(3)
Under a new employment agreement dated August 6, 2002, the Company granted Mr. Fisher 5,000 shares of Class A common stock as Restricted Stock. These shares vest as follows: 1,500 shares on January 1, 2003, 1,500 shares on January 1, 2004; and the remaining 2,000 shares on January 1, 2005. The aggregate value of these shares, as of December 31, 2002, was $234,600 (based on a December 31, 2002 closing price of $46.92 per share). Pursuant to the grant instrument, these shares are not eligible to receive dividends until such shares vest and cease to be Restricted Stock.

STOCK OPTION TABLES

        Our Named Executive Officers are eligible to receive stock option grants under the Entercom 1998 Equity Compensation Plan. The following table contains information concerning the stock option grants made to each of the Named Executive Officers, discussed above, during the year ended December 31, 2002:

Stock Option Grants for Year Ended December 31, 2002

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Terms(1)
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Year
				Market Price on Grant Date
Name			Exercise Price		Expiration Date
						10%	5%
David J. Field	133,333	11.1%	$48.00	$48.00	01/31/12	$4,024,916	$10,199,926
Joseph M. Field	133,333	11.1	48.00	48.00	01/31/12	4,024,916	10,199,926
Stephen F. Fisher	66,667	5.5	48.00	48.00	01/31/12	2,012,473	5,100,001
John C. Donlevie	33,333	2.8	48.00	48.00	01/31/12	1,006,221	2,549,962

(1)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our Class A common stock appreciates over the option term, no value will be realized from the option grants. The potential realizable value is calculated by assuming that the fair market value of our Class A common stock on the date of grant of the options appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of the appreciated price.

        The following table sets forth information concerning each option exercised by the Named Executive Officers during the year ended December 31, 2002 and option holdings at December 31, 2002 by the Named Executive Officers:

Stock Option Exercises and Year-End Value

			Number of Shares Underlying Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End (1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
David J. Field	100,001	$3,695,631	168,750	322,916	$1,135,719	$2,442,897
Joseph M. Field	166,668	5,408,845	187,500	351,388	1,136,563	2,835,841
Stephen F. Fisher	2,667	74,281	129,834	170,833	933,046	965,609
John C. Donlevie	—	—	105,417	93,472	1,489,910	771,720

(1)
Value is determined by subtracting the exercise price from the fair market value of our Class A common stock multiplied by the number of shares underlying the options. Fair market value is based on the New York Stock Exchange closing price of our Class A common stock on December 31, 2002 of $46.92 per share.

EQUITY COMPENSATION

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders:
Employee Stock Purchase Plan	—	—	1,778,013
Entercom 1998 Equity Compensation Plan (1)	3,871,568	$40.31	3,008,848
Equity compensation plans not approved by security holders:
None	—	—	—

Total	3,871,568		4,786,861

(1)
The number of shares available for issuance under the Entercom 1998 Equity Compensation Plan contains a formula that automatically increases the number of shares available for issuance by 10% of the increase in the number of shares of outstanding common stock.

EMPLOYEE STOCK PURCHASE PLAN

        A total of up to 1,850,000 shares of our Class A common stock may be issued under the Employee Stock Purchase Plan, subject to adjustment. As of December 31, 2002, we have issued 71,987 shares of our Class A common stock under the Employee Stock Purchase Plan, leaving 1,778,013 shares authorized to be issued thereunder. Under our Employee Stock Purchase Plan, we will withhold a specified percentage (not to exceed 10%) of the compensation paid to each participant, and the amount withheld (and any additional amount contributed by the participant which together with payroll withholdings does not exceed 10% of the participant's compensation) will be used to purchase our Class A common stock on the last day of each purchase period. The purchase price will be the value of the stock on the last day of the purchase period less a discount not to exceed 15% as determined by the Compensation Committee in advance of the purchase period. The length of each purchase period shall be specified by the Compensation Committee. The maximum value of shares that a participant in the Employee Stock Purchase Plan may purchase during any calendar year is $25,000.

ENTERCOM 1998 EQUITY COMPENSATION PLAN

        Effective as of June 24, 1998, we adopted the Entercom 1998 Equity Compensation Plan, as amended (the "Plan"), in order to attract and retain our employees, employees of our subsidiaries (including employees who are officers or directors) and executive officers, and to provide incentives to our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries. The Plan provides for grants to our employees and employees of our subsidiaries (including employees who are officers or directors), our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries, of:

  •
  incentive stock options;
  •
  "nonqualified stock options" that do not qualify as incentive stock options;
  •
  restricted stock; and
  •
  stock appreciation rights.

        General.    Subject to adjustment, we may issue shares of Class A common stock up to an amount equal to 10% of our outstanding Class A, Class B and Class C common stock plus 2,500,000 shares under the Plan. Only shares of Class A common stock may be issued under the Plan. As of February 28, 2003, we have issued 37,612 shares of restricted stock and we have issued nonqualified stock options to purchase 6,175,870 shares of Class A common stock having a weighted-average exercise price of $39.64 per share. We have not issued any incentive stock options or stock appreciation rights. The number of shares for which incentive stock options may be issued under the Plan may not exceed 1,850,000 shares, subject to adjustment, and the number of shares of restricted stock that may be issued under the Plan may not exceed 925,000 shares, subject to adjustment.

        Administration of the Entercom 1998 Equity Compensation Plan.    The Plan is administered and interpreted by our Compensation Committee. Subject to the ratification or approval by the Board of Directors, if the Board retains the right, the committee has the sole authority to:

  •
  determine the individuals that shall be given awards;
  •
  determine the terms of the awards;
  •
  delegate to our Chief Executive Officer, David J. Field, the authority to make grants to certain non-executive officer employees; and
  •
  deal with any other matters arising under the Plan.

        Options.    The exercise price of any incentive stock option will not be less than the fair market value of our Class A common stock on the date of the grant, or not less than 110% of the fair market value of the common stock in the case of an employee who owns more than 10% of our Class A, Class B and Class C common stock. The exercise price of any nonqualified stock option may be greater than, equal to or less than the fair market value of our Class A common stock on the date of the grant. The exercise period of an option may not exceed ten years from the date of the grant, and the exercise period of an incentive stock option granted to an employee who owns more than 10% of the Class A, Class B and Class C common stock may not exceed five years from the date of the grant. The participant may pay the exercise price in cash or, with approval of the committee, by delivering shares of common stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or by any other method that the committee approves.

EMPLOYMENT AGREEMENTS

        David J. Field Employment Agreement    We have entered into an employment agreement with David J. Field, pursuant to which Mr. Field serves as our President and Chief Executive Officer. The initial term of this employment agreement expires on July 1, 2006; provided that the agreement automatically renews for successive one year extensions unless either party provides the other party with at least 120 days prior written notice. The employment agreement provides for a minimum base compensation of $650,000 and an annual bonus to be determined by our Compensation Committee; provided that Mr. Field's potential annual bonus for any year is 110% of his base compensation for that year. Mr. Field's salary for the year 2002 was initially $450,000, but changed in connection with his new employment agreement effective July 1, 2002 to $650,000, resulting in an annualized salary of $550,000 for the year. Beginning July 1, 2003, base compensation under the employment agreement is automatically increased each July to reflect percentage increases in the Consumer Price Index. The employment agreement entitles Mr. Field to receive grants of options to purchase shares of our Class A Common Stock as determined by our Board of Directors and/or our Compensation Committee in their discretion. In 2002, Mr. Field was allocated 133,333 stock options. Under this employment agreement, Mr. Field will also receive certain other insurance benefits as provided from time to time to our senior executive officers.

        If Mr. Field's employment is terminated either by us without "cause" or by him for "good reason," then Mr. Field will be entitled to a single severance payment equal to the greater of: (i) his base compensation and annual bonus for the remainder of the employment agreement's term, based on his highest bonus during the preceding three years; or (ii) two times his base compensation and two times his highest annual bonus for the prior three year period. If Mr. Field's "good reason" for termination is, however, as a result of our failure to renew or renegotiate his employment agreement on comparable terms prior to its expiration, Mr. Field's single severance payment shall be equal to 15 months base compensation and 15 months of the highest annual bonus paid to him during the agreement's term. In the event of a "change in control," however, if Mr. Field's employment is terminated either by us without "cause" or by him for "good reason," then Mr. Field will be entitled to a single severance payment equal to three times his base compensation and three times his highest annual bonus for the prior three year period. In addition, upon his termination without "cause" or for "good reason" at any time, all of Mr. Field's then outstanding stock options shall vest and become exercisable, and shall remain exercisable for an additional 24 months. Finally, if any of Mr. Field's severance payments or benefits are deemed to be parachute payments under Section 162(m) of the Internal Revenue Code, we have agreed to make an additional payment to Mr. Field in an amount equal to two-thirds of the amount required to fully compensate him for the additional tax obligations arising under Section 162(m) of the Internal Revenue Code.

        Joseph M. Field Employment Agreement.    We have entered into an employment agreement with Joseph M. Field pursuant to which Mr. Field serves as our Chairman. This employment agreement expires on July 1, 2006.    The employment agreement provides for a minimum base compensation of $500,000 and an annual bonus to be determined by our Compensation Committee; provided that Mr. Field's potential annual bonus for any year is 60% of his base compensation for that year. Mr. Field's salary for the year 2002 was initially $600,000, but changed in connection with his new employment agreement effective July 1, 2002 to $500,000, resulting in an annualized salary of $550,000 for the year. Beginning July 1, 2003, base compensation under the employment agreement is automatically increased each July to reflect percentage increases in the Consumer Price Index. The employment agreement entitles Mr. Field to receive grants of options to purchase shares of our Class A Common Stock, as determined by our Board of Directors and/or our Compensation Committee in their discretion. In 2002, Mr. Field was allocated 133,333 stock options. Under this employment agreement, Mr. Field will also receive certain other insurance benefits as provided from time to time to our senior executive officers.

        If Mr. Field's employment is terminated either by us without "cause" or by him for "good reason," then Mr. Field will be entitled to a single severance payment equal to his base compensation and his annual bonus payable over the remainder of the agreement's term, with the bonus payment to be based on his average annual bonus for the prior three year period. In the event of a "change in control," however, if Mr. Field's employment is terminated either by us without "cause" or by him for "good reason," then Mr. Field will be entitled to a single severance payment equal to three times his base compensation and three times his annual bonus, based on his average annual bonus for the prior three year period. In addition, upon his termination without "cause" or for "good reason" at any time, all of Mr. Field's then outstanding stock options shall vest and become exercisable, and shall remain exercisable for an additional 24 months. If any of Mr. Field's severance payments or benefits are deemed to be parachute payments under Section 162(m) of the Internal Revenue Code, we have agreed to make an additional payment to Mr. Field in an amount equal to two-thirds of the amount required to fully compensate him for the additional tax obligations arising under Section 162(m) of the Internal Revenue Code. Mr. Field and his spouse are also entitled to medical insurance coverage for the duration of their respective lives.

        John C. Donlevie Employment Agreement.    We have entered into an employment agreement with John C. Donlevie pursuant to which Mr. Donlevie serves as our Executive Vice President, Secretary and General Counsel. Pursuant to this employment agreement, Mr. Donlevie's salary for the year 2002 was $272,500. The Board of Directors may approve additional salary, bonuses, options, fees, or other compensation. The employment agreement provides that Mr. Donlevie's employment may be terminated at will by either party: (i) immediately, if good cause for termination exists; or (ii) upon thirty days notice in the absence of good cause.

        Stephen F. Fisher Employment Agreement.    We have entered into an employment agreement with Stephen F. Fisher to serve as our Chief Financial Officer and Executive Vice President. Pursuant to this employment agreement, Mr. Fisher's salary for the year 2002 was $325,000, exclusive of a signing bonus and the issuance of restricted stock. The Board of Directors may approve additional salary, bonuses, options, fees, or other compensation. The employment agreement provides that we may terminate Mr. Fisher's employment at will. In the event of termination by us for cause, our obligations shall cease. In the event of a termination by us without cause, we are obligated to continue to pay Mr. Fisher's salary, auto allowance and bonus for the period through February 28, 2005 or one year from the date of such termination, whichever is longer. Under certain circumstances, Mr. Fisher has the right to terminate the agreement upon ninety days notice.

PERFORMANCE GRAPH

        The following Comparative Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The following line graph compares the yearly percentage change in the cumulative total shareholder return on our Class A common stock against the cumulative total return of: (i) the S&P 500 Index and (ii) the S&P Broadcasting & Cable TV Index.

COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN

	Cumulative Total Return
	1/29/99	12/99	12/00	12/01	12/02
ENTERCOM COMMUNICATIONS CORP.	$100.00	$215.45	$111.99	$162.60	$152.59
S & P 500	100.00	121.04	110.02	96.95	75.52
S & P BROADCASTING & CABLE TV	100.00	174.69	126.15	120.62	79.57

BOARD OF DIRECTOR COMMITTEE REPORTS

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Compensation Committee (the "Committee") is currently comprised of David J. Berkman, Chairman, Lee Hague and Herbert Kean, each a non-employee director. The Committee is responsible for establishing the Company's compensation programs for its directors, officers, employees and consultants, and administering the Company's stock option incentive plans. For executive officers, the Committee evaluates performance and determines compensation policies and levels.

  Compensation Philosophy and Policy

        The compensation philosophy of the Committee is to motivate the Company's executive officers and management employees to attain financial, operational and strategic objectives through a competitive compensation program while also aligning the financial goals of such executives and management with those of the Company's shareholders. In administering the program, the Committee assesses the performance of the Company's business and employees relative to those objectives. The Committee also considers the performance of the Company's business as compared to the performance of its competitors. To ensure that pay is competitive, the Committee regularly compares its pay practices with those of the Company's competitors and sets pay parameters based on this review. The Committee utilized and relied upon the analysis and recommendations of an independent compensation consultant in order to assist it in formulating its compensation strategy.

        The Committee's compensation program generally provides incentives to achieve both annual and longer term objectives. The principal elements of the compensation plan include base salary, cash bonus awards and stock awards in the form of grants of stock options, restricted common stock and other stock-related benefits (including participation in the Employee Stock Purchase Plan). These elements generally are blended in order to implement the Committee's compensation philosophy.

  Base Salary

        During 2002, the Company had employment agreements with each of David J. Field, Joseph M. Field, Stephen F. Fisher and John C. Donlevie. In setting base salaries for officers and employees, the Committee considered the experience of the individual, the scope and complexity of the position, the Company's size and growth rate and the compensation paid by the Company's competitors. Due to the increasingly competitive nature of the radio industry segment, compensation amounts paid by the Company's competitors are expected to continue to grow in importance as the Committee assesses its future compensation structure to ensure the Company's ability to continue to attract and retain highly qualified executives.

  Annual Incentives

        All of the Company's executive officers (to the extent they are not already entitled to receive a bonus under their respective employment agreements), are eligible to receive bonuses subject to satisfaction of specified performance criteria. For 2002, David J. Field, Joseph M. Field, Stephen F. Fisher and John C. Donlevie received discretionary bonuses determined by the Committee as described in the Summary Compensation Table.

  Stock Awards

        To promote the Company's long-term objectives, stock awards are made to employees of the Company and employees of subsidiaries of the Company (including employees who are officers or directors), non-employee directors of the Company and certain advisors and consultants who are in a position to make a significant contribution to the Company's long-term success. The stock awards are made pursuant to the Entercom 1998 Equity Compensation Plan, in the form of nonqualified stock options, incentive stock options and restricted stock awards.

The Committee has the authority to determine the individuals that shall be given awards and the terms of such awards.

  Chief Executive Officer Compensation

        At the beginning of 2002, Joseph M. Field was the Chief Executive Officer of the Company and had a base salary of $600,000, while David J. Field was President and Chief Operating Officer of the Company and had a base salary of $450,000. On May 3, 2002, David J. Field succeeded Joseph M. Field as the Chief Executive Officer of the Company while Joseph M. Field retained the office of Chairman. Effective July 1, 2002, Joseph M. Field had a base annual rate of compensation of $500,000. In connection with his assumption of the role of Chief Executive Officer, David J. Field's annual rate of base compensation was increased to $650,000, effective July 1, 2002.

        The compensation of David J. Field and Joseph M. Field was determined based upon the same factors used in setting other executive officer salaries, as well as the salaries paid to chief executive officers of comparable companies. In order to establish such compensation, the Committee retained an independent compensation consultant. This consultant evaluated the Company's peer group and prepared an analysis of executive compensation and executive employment agreements within such peer group. The consultant considered the exceptional performance of the Company compared with its peers and the transition of the position of Chief Executive Officer from Joseph M. Field to David J. Field. The consultant presented its findings to the Committee and made certain recommendations to the Committee at a meeting of the Committee. The Committee relied upon the analysis and recommendations of such consultant in setting the compensation of David J. Field and Joseph M. Field.

  Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), imposes limitations upon the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the Company's other four most highly compensated executive officers. Under these limitations, the Company may deduct such compensation only to the extent that during any year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Company's shareholders). Based on the Company's current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, the Committee believes that, for the near future, there is not a significant risk that the Company will lose any significant tax deduction for executive compensation. The Company's compensation plans and policies may be modified if the Committee determines that such an action is in the best interests of the Company's shareholders.

  Conclusion

        Through the plans described above, a significant portion of the Company's compensation programs (including the compensation of David J. Field and Joseph M. Field) are contingent on the Company's performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Committee remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives may result in highly variable compensation for a particular time period.

COMPENSATION COMMITTEE David J. Berkman, Chairman Lee Hague Herbert Kean
March 31, 2003

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

To the Board of Directors:

        The Audit Committee has reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2002.

        The Audit Committee has discussed with the independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities Exchange Commission.

        The Audit Committee is currently comprised of Lee Hague, Chairman, David J. Berkman and Herbert Kean, each a non-employee director.

AUDIT COMMITTEE
Lee Hague, Chairman David J. Berkman Herbert Kean
March 31, 2003

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of February 15, 2003, regarding the beneficial ownership of our Common Stock by: (i) each person known by us to beneficially own more than 5% percent of any class of our common stock; (ii) each of our directors and Named Executive Officers; and (iii) all of our directors and executive officers as a group. Each shareholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted. Shares of common stock subject to options currently exercisable or which are exercisable within 60 days are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options but are not deemed outstanding for calculating the percentage of any other person.

	Common Stock
	Class A (1)		Class B (2)		Percentages
Name of Beneficial Owner	Number of Shares Beneficially Owned (3)	Percent of Class	Number of Shares Beneficially Owned (3)	Percent of Class	Total Economic Interest	Total Voting Power
Joseph M. Field (4)	540,067	1.32%	7,932,555	85.19%	16.89%	62.40%
David J. Field (5)	1,827,059	4.48%	749,250	8.05%	5.14%	7.28%
John C. Donlevie	141,905	*	—	—	*	*
Stephen F. Fisher	176,943	*	—	—	*	*
David J. Berkman	14,445	*	—	—	*	*
Marie H. Field (6)	676,886	1.67%	330,000	3.54%	2.02%	*
Lee Hague	17,501	*	—	—	*	*
Herbert Kean	655,099	1.59%	—	—	1.31%	*
Edward H. West (7)	—	*	—	—	*	*
S. Gordon Elkins (8)	2,226,204	5.49%	—	—	4.46%	1.74%
Putnam, LLC (9)	2,071,569	5.11%	—	—	4.16%	1.62%
All directors and executive officers as a group (9 persons)	3,643,811	8.79%	9,011,805	96.78%	24.93%	70.60%

*
Less than one percent.

(1)
For the purpose of calculating the percentage of Class A common stock held by each shareholder, the total number of shares of Class A common stock outstanding does not include the shares of Class A common stock issuable upon conversion of the outstanding shares of Class B common stock. The number of shares of Class A common stock also includes all issued shares of restricted stock and shares that may be acquired within 60 days through the exercise of options.

(2)
The Class A common stock and the Class B common stock vote together as a single class on all matters submitted to a vote of shareholders. Each share of Class A common stock is entitled to one vote. Each share of Class B common stock is entitled to ten votes, except: (a) any share not voted by either Joseph M. Field or David J. Field is entitled to one vote; (b) the holders of Class A common stock, voting as a separate class, are entitled to elect two directors; (c) each share of Class B common stock is entitled to one vote with respect to any "going private" transactions under the Exchange Act; and (d) as required by law. The shares of Class B common stock are convertible in whole or in part, at the option of the holder, subject to certain conditions, into the same number of shares of Class A common stock.

(3)
Shares beneficially owned and percentage ownership are based on 40,544,606 shares of Class A common stock and 9,311,805 shares of Class B common stock outstanding as of February 1, 2003. The number of shares of Class A common stock also includes all issued shares of restricted stock and shares that may be acquired within 60 days through the exercise of options.

(4)
Includes with respect to Class A common stock: (a) 301,389 shares of Class A common stock which may be acquired through the exercise of options; (b) 38,578 shares of Class A common stock held of record by Joseph M. Field as trustee of a trust for the benefit of a sister of Marie H. Field; and (c) 200,000 shares of Class A common stock beneficially owned by Joseph M. Field as a director and officer of the Joseph and Marie Field Foundation. Mr. Field disclaims beneficial ownership of all shares of Class A and Class B common stock owned by his spouse, Marie H. Field, as disclosed in this Beneficial Ownership Table and Note 7 thereof. The address of this shareholder is 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

(5)
Includes with respect to Class A common stock: (a) 260,417 shares of Class A common stock which may be acquired through the exercise of options; (b) 206,094 shares of Class A common stock held of record by David J. Field as co-trustee of a trust for the benefit of his sister, (c) 438,876 shares of Class A common stock held of record by David J. Field as co-trustee of a trust for the benefit of David J. Field and his children; and (d) 921,572 shares of Class A common stock held of record by David J. Field as co-trustee of two trusts for the benefit of the descendants of David J. Field and his sister. The address of this shareholder is 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

(6)
Includes with respect to Class A common stock: (a) 11,945 shares of Class A common stock which may be acquired through the exercise of options; (b) 132,368 shares of Class A common stock held of record by Marie H. Field as co-trustee of a trust for the benefit of David J. Field; (c) 206,094 shares of Class A common stock held of record by Marie H. Field as co-trustee of a trust for the benefit of her daughter; and (c) 200,000 shares of Class A common stock beneficially owned by Marie H. Field as a director and officer of the Joseph and Marie Field Foundation. Ms. Field disclaims beneficial ownership of all shares of Class A and Class B common stock owned by her spouse, Joseph M. Field, as disclosed in this Beneficial Ownership Table and Note 5 thereof. The address of this shareholder is 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

(7)
Edward H. West became a member of the Board of Directors on April 1, 2003.

(8)
Includes with respect to Class A common stock: (a) 921,572 shares of Class A common stock held of record by Mr. Elkins as co-trustee of two trusts for the benefit of the descendants of David J. Field and the sister of David J. Field, respectively (b) 438,876 shares of Class A common stock held of record by Mr. Elkins as co-trustee of a trust for the benefit of David J. Field and his children, (c) 613,150 shares of Class A common stock held of record by Mr. Elkins as co-trustee of a trust for the benefit of the sister of David J. Field and her children, (d) 227,994 shares of Class A common stock held of record by Mr. Elkins as trustee of a trust for the benefit of Marie H. Field; and (e) 19,445 shares of Class A common stock which may be acquired through the exercise of options. The address of this shareholder is 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

(9)
Putnam, LLC (d/b/a "Putnam Investments") wholly owns two registered investment advisers: Putnam Investment Management, LLC ("PIM") and The Putnam Advisory Company, LLC ("PAC"). Amounts listed include: (a) 2,000,979 shares beneficially owned by PIM; and (b) 70,590 shares beneficially owned by PAC. The address of Putnam Investments, PAC and PIM is One Post Office Square Boston, Massachusetts 02109.

OTHER INFORMATION

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP ("PwC") has served as our independent accountants since June 2002. Our Board of Directors, upon the recommendation of our Audit Committee, has appointed PwC to serve as our independent auditors for the 2003 year. It is anticipated that a representative of PwC will attend the annual meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of shareholders.

  Changes in Accountants

        On June 21, 2002, we dismissed Arthur Andersen LLP ("Andersen"), our previous independent public accountants, and named PwC as our new independent accountants in accordance with a resolution of our Board of Directors. Andersen previously audited our financial statements for the year ended December 31, 2001. The report of Andersen on our financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the same period, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. We filed a current report on Form 8-K filed on June 26, 2002 regarding the foregoing.

        On March 23, 2001, we dismissed Deloitte & Touche LLP ("Deloitte"), our previous independent public accountants, and named Andersen as our new independent public accountants in accordance with a resolution of our Board of Directors. Deloitte previously audited our financial statements for the year ended December 31, 2000. The report of Deloitte on our financial statements for the year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the same period, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. We filed a current report on Form 8-K filed on March 23, 2001 regarding the foregoing.

  Principal Accounting Firm Fees

        Audit Fees.    The aggregate fees billed to us by PwC for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2002 included in our Annual Report on Form 10-K for that year, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that year, were $248,570. This amount includes the reimbursement of expenses incurred by PwC in connection with their performance of such professional services

        Financial Information Systems Design and Implementation Fees.    No fees were billed to us by PwC for professional services relating to financial information systems design and implementation for the year ended December 31, 2002.

        All Other Fees.    No fees were billed to us by PwC for services rendered to us for the year ended December 31, 2002, other than the services described above under "Audit Fees."

        There were no non-audit services provided by PwC to us for the year ended December 31, 2002.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        In order for shareholder proposals to be included in the proxy statement for the 2004 annual meeting, we must receive them no later than December 12, 2003. To be considered for inclusion in our proxy statement for that meeting, shareholder proposals must be in compliance with Rule 14a-8 under the Exchange Act and with our bylaws. They must also be submitted in writing by notice delivered to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

        Our bylaws require that for director nominations to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice no later than March 16, 2003. This notice requirement is a separate requirement from the requirement above relating to the inclusion of shareholder proposals in a proxy statement. For such nomination to be included in the proxy materials, it must set forth:

  •
  the shareholder's name and address;

  •
  the number of shares of our common stock the shareholder held of record, owned beneficially or represented by proxy as of the date of the notice;

  •
  such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the Exchange Act had proxies been solicited with respect to such nominee by management or our Board of Directors;

  •
  a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons pursuant to which such nomination or nominations are to be made by the shareholder; and

  •
  the consent of each nominee to serve as director if elected.

        Any such nomination must be submitted in writing by notice delivered to the Corporate Secretary at the address set forth above. If we have not received notice on or before February 25, 2004 of any matter a shareholder intends to propose for a vote at the 2004 annual meeting, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder.

OTHER PROPOSALS

        We do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement. If however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons"), to file reports of beneficial ownership (Forms 3, 4 and 5) of our equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe the Reporting Persons of Entercom were in compliance with these requirements for 2002, except for one Form 5 with respect to one transaction (an annual grant of 5,000 options on February 1, 2002) for a former director, Thomas H. Ginley, which was filed late on March 12, 2003.

ANNUAL REPORT

        We are mailing a copy of our 2002 Annual Report together with this proxy statement to shareholders of record on the annual meeting record date. Any shareholder who desires an additional copy may obtain it, without charge, by addressing a request to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

By Order of the Board of Directors,

John C. Donlevie Secretary
Bala Cynwyd, Pennsylvania April 9, 2003

APPENDIX A

Entercom Communications Corp.
Audit Committee Charter

Purpose

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Entercom Communications Corp. (the "Company") shall assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee's role includes a particular focus on (i) the qualitative aspects of financial reporting to shareholders; (ii) the Company's processes to manage business and financial risk; and (iii) the Company's compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company. This charter shall be reviewed, updated and approved at least annually by the Board of Directors.

Membership

        The Committee shall consist of at least three persons who are members of the Board. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Committee shall be appointed at least annually by the Board, with one of the members appointed as Committee Chair.

Role of Committee

        The Committee's role is one of oversight. The Committee relies on the expertise and knowledge of management, the internal accounting/audit staff and the independent accountants in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent accountants are responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls. The independent accountants for the Company are ultimately accountable to the Board and the Committee.

Process and Authority

        The Committee shall meet at least four times annually (at least once each fiscal quarter), or more frequently as circumstances dictate. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Committee shall meet periodically with the independent accountants without management present.

        The Committee has the authority, but not a duty or obligation, to: (i) conduct or authorize investigations into any matters within the Committee's scope of responsibilities; and (ii) retain independent counsel, accountants, advisors, experts or others to assist it in the conduct of any investigation.

Responsibilities

        The Committee's primary responsibilities include:

  •
  The Committee will perform such functions as assigned by law, the Company's charter or bylaws, or the Board.

  •
  Select, appoint, evaluate, replace, approve the compensation of, and provide oversight of the independent accountants.

Appendix A - Page1

  •
  Provide an open avenue of communication between the internal accounting/audit staff, the independent accountants and the Board.

  •
  Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

  •
  Provide a report in the annual proxy that includes the Committee's review and discussion of matters with management and the independent accountants.

  •
  Before the independent accountant is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent accountants, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

  •
  Confirm annually the independence of the independent accountants. It is anticipated that the Committee will: (i) ensure that the independent accountants submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent accountants and the Company; (ii) review and consider such formal written statements; (iii) actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity or independence of the independent accountants; (iv) discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect; (v) if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent accountants; and (vi) recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

  •
  The Committee shall discuss with the independent accountants any report that such accountant is required to make to the Committee.

  •
  Review the interim and annual financial statements with management and the independent accountants. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded, significant changes in the accounting policies, accounting and financial reporting proposals that may have a significant impact on financial reports and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the financial statements in the quarterly and annual reports on Forms 10-Q and 10-K.

  •
  Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

  •
  Provide guidance and oversight of the internal audit function of the Company, including review of the organization, plans, and results of such activity.

  •
  Discuss with management and the independent accountants the quality and adequacy of the Company's financial reporting controls.

  •
  Discuss with management the status of pending litigation, taxation matters, regulatory matters and other areas of oversight to the legal and compliance area as may be appropriate.

Appendix A - Page2

APPENDIX B
Directions To
Annual Meeting Of Shareholders
Of Entercom Communications Corp.

        The 2003 Annual Meeting of Shareholders of Entercom Communications Corp. will be held on Thursday, May 15, 2003 at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085. The meeting will begin at 10:00 a.m., with a continental breakfast being provided to shareholders attending the meeting. Doors to the meeting will open at 9:30 a.m.

Address:

Radnor Valley Country Club
555 Sproul Road
Villanova, Pennsylvania 19085
(610) 688-9450

Directions:

        From Downtown Philadelphia: Follow I-76 West to I-476 South (Blue Route). Proceed on I-476 South to Exit 13 (St. Davids/Villanova). Turn right onto Route 30 East (Lancaster Ave.). At third traffic light turn right onto Sproul Rd. (Route 320). Radnor Valley Country Club is located 1.5 miles on the left.

        From Philadelphia International Airport: Follow I-95 South to I-476 North (Blue Route). Proceed on I-476 North to Exit 13 (St. Davids/Villanova). Turn right onto Route 30 East (Lancaster Ave.). At second traffic light turn right onto Sproul Rd. (Route 320). Radnor Valley Country Club is located 1.5 miles on the left.

Appendix B

PROXY	PROXY

ENTERCOM COMMUNICATIONS CORP.

PROXY FOR CLASS A COMMON STOCK

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
THURSDAY, May 15, 2003 at 10:00 a.m.

        The undersigned holder of Class A common stock, par value $0.01, of Entercom Communications Corp. (the "Company") hereby appoints John C. Donlevie and David J. Field or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class A common stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 15, 2003 at 10:00 a.m. local time, at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

        This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 & 2 and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 & 2.

        PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)
 Entercom Communications Corp.

1.	PROPOSAL 1—Election of Class A Directors.
	☐	FOR	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	EXCEPTIONS

Nominees: David J. Berkman and Lee Hague.
(INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS"
box and write that nominee's name in the space provided below.)
Exceptions:

2.	PROPOSAL 2—Election of Other Directors.
	☐	FOR	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	EXCEPTIONS

Nominees: Joseph M. Field, David J. Field, John C. Donlevie, Herbert Kean and Edward H. West. (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
Exceptions:

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1 & 2 are fully explained.

Signature:	Signature (if held jointly):	Date:

        Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

PROXY	PROXY

ENTERCOM COMMUNICATIONS CORP.

PROXY FOR CLASS B COMMON STOCK

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
THURSDAY, May 15, 2003 at 10:00 a.m.

        The undersigned holder of Class B common stock, par value $0.01, of Entercom Communications Corp. (the "Company") hereby appoints John C. Donlevie and Stephen F. Fisher or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class B common stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 15, 2003 at 10:00 a.m. local time, at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

        This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposal 2 and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

        PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)
 Entercom Communications Corp.

1.	PROPOSAL 2—Election of Other Directors.
	☐	FOR	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	EXCEPTIONS

Nominees: Joseph M. Field, David J. Field, John C. Donlevie, Herbert Kean and Edward H. West. (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
Exceptions:

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposal 2 is fully explained.

Signature:	Signature (if held jointly):	Date:

        Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ENTERCOM COMMUNICATIONS CORP. 401 City Avenue, Suite 409 Bala Cynwyd, Pennsylvania 19004
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS May 15, 2003
EXECUTIVE OFFICERS
COMPENSATION INFORMATION
DIRECTOR COMPENSATION
EXECUTIVE OFFICER COMPENSATION
Stock Option Grants for Year Ended December 31, 2002
Stock Option Exercises and Year-End Value
EQUITY COMPENSATION
Equity Compensation Plan Information
EMPLOYMENT AGREEMENTS
PERFORMANCE GRAPH
COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN
BOARD OF DIRECTOR COMMITTEE REPORTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION
APPENDIX A Entercom Communications Corp. Audit Committee Charter
APPENDIX B Directions To Annual Meeting Of Shareholders Of Entercom Communications Corp.